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                                                                    Exhibit 10-4


                                 August 29, 2002



Lexington Rubber Group, Inc., formerly
  known as Lexington Components, Inc.
767 Third Avenue
New York, New York  10017

               Re:    Amendment to Financing Agreements

Gentlemen:

        Reference is made to certain financing agreements dated January 11, 1990 between Lexington Rubber Group, Inc. ("LRG") and Congress Financial Corporation ("Congress"), including, but not limited to, an Accounts Financing Agreement [Security Agreement], as amended (the "Accounts Agreement"), and all supplements thereto and all other related financing and security agreements (collectively, all of the foregoing, as the same have heretofore or contemporaneously been or may be hereafter, amended, replaced, extended, modified or supplemented, the "Financing Agreements").

        In connection with the financing arrangements pursuant to the Accounts Agreement and the other Financing Agreements, the parties hereto hereby agree to amend the Financing Agreements, as set forth below:

        1. Definitions. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed thereto in the Accounts Agreement and the other Financing Agreements.

        2. Term. The first sentence of Section 9.1 of the Accounts Agreement, as heretofore amended, is hereby deleted in its entirety and replaced with the following:

               "This Agreement shall become effective upon acceptance by you and shall continue in full force and effect for a term ending November 1, 2002 (the "Renewal Date"), unless sooner terminated pursuant to the terms hereof."

        3. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by LRG to Congress pursuant to the Financing Agreements, LRG hereby represents, warrants and covenants with and to Congress as follows (which representations, warranties and covenants are continuing and shall

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survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):


                (a) No Event of Default exists or has occurred and is continuing on the date of this Amendment.

                (b) This Amendment has been duly executed and delivered by LRG and is in full force and effect as of the date hereof, and the agreements and obligations of LRG contained herein constitute the legal, valid and binding obligations of LRG enforceable against LRG in accordance with their terms.

        4. Conditions to Effectiveness of Amendment. Anything contained in this Amendment to the contrary notwithstanding, the terms and provisions of this Amendment shall only become effective upon the satisfaction of the following additional conditions precedent:

                (a) Each of Congress and LRG shall have received an executed original or executed original counterparts (as the case may be) of this Amendment, together with an Amendment between LPC and Congress dated of even date herewith with respect to the LPC Financing Agreements and the documents and instruments required thereunder (if any) and the satisfaction of all conditions precedent to the effectiveness thereof, which shall be in form and substance satisfactory to Congress;

                (b) All representations and warranties contained herein, in the Accounts Agreement and in the other Financing Agreements shall be true and correct in all material respects; and

                (c) No Event of Default shall have occurred and no event shall have occurred or condition be existing which, with notice or passage of time or both, would constitute an Event of Default.

        5. Effect of this Amendment. Except as modified pursuant hereto, the Accounts Agreement and all supplements to the Accounts Agreement and all other Financing Agreements, are hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof and no existing defaults or Events of Default have been waived in connection herewith. To the extent of conflict between the terms of this Amendment and the Accounts Agreement or any of the other Financing Agreements, the terms of this Amendment control.

        6. Further Assurances. LRG shall execute and deliver such additional documents and take such additional actions as may reasonably be requested by Congress to effectuate the provisions and purposes of this Amendment.

        7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to its principles of conflicts of law.


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        8. Counterparts. Delivery of an executed counterpart of this Amendment by telefacsimile shall have the same force and effect as delivery of an original executed counterpart of this Amendment.


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        By the signatures hereto of the duly authorized officers, the parties hereto mutually covenant, warrant and agree as set forth herein.

                                        Very truly yours,

                                        CONGRESS FINANCIAL CORPORATION

                                         By:    /s/ Herbert C. Korn
                                                --------------------------------
                                         Title: Vice President
                                                --------------------------------

AGREED AND ACCEPTED:

LEXINGTON RUBBER GROUP, INC.

By:    /s/ Michael A. Lubin
       -----------------------------
Title: Chairman of the Board
       -----------------------------


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                                     CONSENT

        The undersigned guarantor hereby consents to the foregoing Amendment, agrees to be bound by its terms applicable to it, and ratifies and confirms the terms of its Guarantee and Waiver dated January 11, 1990 as applicable to all present and future indebtedness, liabilities and obligations of LEXINGTON RUBBER GROUP, INC. ("LRG") to CONGRESS FINANCIAL CORPORATION ("Congress"), including, without limitation, all indebtedness, liabilities and obligations under the Financing Agreements as amended hereby.

                                            LEXINGTON PRECISION CORPORATION

                                            By:    /s/ Michael A. Lubin
                                                   -----------------------------
                                            Title: Chairman of the Board
                                                   -----------------------------


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